                                                                    Exhibit 99.2




                             AMERIGAS PARTNERS, L.P.
         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Combined Financial Statements of AmeriGas Partners, L.P. ("AmeriGas Partners") give effect to the October 1, 2003 acquisition by AmeriGas Propane, L.P. ("AmeriGas OLP", a 99%-owned subsidiary of AmeriGas Partners) of Horizon Propane LLC ("Horizon"). Prior to its acquisition by AmeriGas OLP, Horizon (formerly, the Integrated Propane Business of WHM Emprises, Inc. "Horizon's Predecessor," a debtor-in-possession under federal bankruptcy laws) comprised Level Propane Gases, Inc., Level Energy Distribution, and EP Transport, all of which were wholly owned subsidiaries of Level Energy Group, Inc., a wholly owned subsidiary of WHM Emprises, Inc. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Condensed Combined Financial Statements do not purport to represent what the results of operations or financial position of AmeriGas Partners would have been if the purchase transaction had occurred on the dates indicated below, nor do they purport to project the results of operations or financial position of AmeriGas Partners for any future period or as of any future date. Under Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS 141"), tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. The estimated fair values and useful lives of Horizon's identifiable assets acquired and liabilities assumed are based on a preliminary valuation and are subject to final adjustments.

This Current Report includes an Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2003 and an Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended June 30, 2003. Pro forma statements of operations for our fiscal year ended September 30, 2002 and nine months ended June 30, 2003 are not presented because reliable historical financial statements of Horizon's Predecessor for those periods are not available. As disclosed in footnote 16 to the audited combined financial statements of Horizon's Predecessor included in this Current Report, the financial statements reflect a restatement of the accumulated deficit as of July 1, 2002 due to errors in prior years. The footnote states that the errors relate to items inappropriately capitalized as property and equipment, inadequate allowances for uncollectible accounts receivable, unrecorded liabilities and inappropriate depreciation periods.

The presentation of a pro forma income statement for the twelve months ended June 30, 2003 in lieu of pro forma income statements for AmeriGas Partners' fiscal year ended September 30, 2002 and nine months ended June 30, 2003 will provide sufficient, meaningful information to evaluate the effects of the acquisition. Because AmeriGas Partners and Horizon's Predecessor are propane distribution companies, their businesses are highly seasonal, with their financial results being dependent on the weather during the winter months. Since the weather during the months of July, August and September, the fourth quarter of AmeriGas Partners' fiscal year, does not materially affect AmeriGas
Partners' results for its fiscal year, the presentation of a pro forma income statement for the twelve months ended June 30, 2003 will provide meaningful information to assess the impact of the acquisition on AmeriGas Partners.

We do not anticipate material annualized operating cost savings and synergies during Fiscal 2004. However, in Fiscal 2005, we expect up to $7 million of cost savings as we integrate Horizon and our existing business. We expect to achieve these cost savings from operating synergies that permit the elimination of redundant operations and facilities and productivity

                             AMERIGAS PARTNERS, L.P.
         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


improvements. Although we believe the 2005 estimated cost savings are reasonable, these operating cost savings, operating synergies and productivity improvements may not be achieved. We caution you that our actual results are likely to be different from these estimates. The differences may be material, depending on the circumstances, and may arise because actual facts may differ from our assumptions. For example, we may not be able to achieve operating synergies on a timely basis and actual costs associated with elimination of redundant operations and facilities may exceed our estimates.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2003 was prepared by combining the historical consolidated balance sheets of AmeriGas Partners and the combined balance sheet of Horizon's Predecessor at June 30, 2003, giving effect to the acquisition of Horizon as though it had been completed on June 30, 2003. The Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended June 30, 2003 was prepared by combining AmeriGas Partners' unaudited condensed consolidated statement of operations for the twelve months ended June 30, 2003, with Horizon's Predecessor's audited combined statement of operations for the fiscal year ended June 30, 2003, to give effect to the acquisition as though it had occurred on July 1, 2002. The Unaudited Pro Forma Condensed Combined Statement of Operations does not give effect to any potential cost savings and productivity improvements that are expected to result from the integration of the operations of Horizon with AmeriGas Partners.

                    AMERIGAS PARTNERS, L.P. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               AS OF JUNE 30, 2003
                             (THOUSANDS OF DOLLARS)

                                                       (2)            (2)
                                                   Historical     Historical                          Pro                 Pro
                                                    AmeriGas        Horizon        Reclass-          Forma               Forma
                                                    Partners        Propane     ifications (3)    Adjustments          Combined
                                                    --------        -------     --------------    -----------          --------
ASSETS
Current assets:
      Cash and cash equivalents                    $   33,959     $      163      $       --      $  (31,760)(4)      $    2,362
      Accounts receivable                             109,427          1,593              --             273 (5)         111,293
      Accounts receivable - related parties               875             --              --              --                 875
      Inventories                                      59,420          1,751              --           1,629 (6)          62,800
      Prepaid expenses and other curent assets         24,414          2,821              --          (2,381)(7)          24,854
                                                   ----------     ----------      ----------      ----------          ----------
          Total current assets                        228,095          6,328              --         (32,239)            202,184

Property, plant and equipment, net                    607,225         15,043              --           7,961 (8)         630,229
Goodwill and excess reorganization value              599,652             --              --           2,340 (9)         601,992
Intangible assets                                      27,176             --              --           3,100 (10)         30,276
Other assets                                           16,633          1,189              --          (1,189)(11)         16,633
                                                   ----------     ----------      ----------      ----------          ----------
          Total assets                             $1,478,781     $   22,560      $       --      $  (20,027)         $1,481,314
                                                   ==========     ==========      ==========      ==========          ==========


LIABILITIES AND STOCKHOLDER'S
      EQUITY/PARTNERS' CAPITAL

Current liabilities:
      Current maturities of long-term debt         $   60,988     $    1,632      $       --      $   (1,632)(12)     $   60,988
      Bank loans                                           --         13,810              --         (13,810)(12)             --
      Accounts payable - trade                         72,454          6,699          12,335         (18,982)(13)         72,506
      Accounts payable - related parties                1,006             --           2,794          (2,794)(14)          1,006
      Customer deposits and advances                   14,666             --             898             971 (15)         16,535
      Interest accrued                                 17,247             --           1,016          (1,016)(16)         17,247
      Other current liabilities                        67,159          5,834          (1,914)         (3,308)(16)         67,771
                                                   ----------     ----------      ----------      ----------          ----------
          Total current liabilities                   233,520         27,975          15,129         (40,571)            236,053

Liabilities subject to compromise                          --         96,041         (96,041)             --                  --

Long-term debt                                        868,832             --          74,113         (74,113)(17)        868,832
Other noncurrent liabilities                           52,727             --           6,799          (6,799)(18)         52,727
Minority interests                                      7,576             --              --              --               7,576
Common stockholder's equity                                --       (101,456)             --         101,456 (19)             --
Partners' capital                                     316,126             --              --              --             316,126
                                                   ----------     ----------      ----------      ----------          ----------
          Total liabilities and stockholder's
             equity/partners' capital              $1,478,781     $   22,560      $       --      $  (20,027)         $1,481,314
                                                   ==========     ==========      ==========      ==========          ==========



See accompanying notes to unaudited pro forma condensed combined financial statements.

                    AMERIGAS PARTNERS, L.P. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                        TWELVE MONTHS ENDED JUNE 30, 2003
                     (THOUSANDS OF DOLLARS, EXCEPT PER UNIT)



                                                        (2)              (2)
                                                     Historical       Historical                         Pro                 Pro
                                                      AmeriGas         Horizon         Reclass-         Forma               Forma
                                                      Partners         Propane     ifications (20)   Adjustments          Combined
                                                      --------         -------     ---------------   -----------          --------
Revenues:
     Propane                                        $ 1,456,746      $    51,963     $        --     $        --        $ 1,508,709
     Other                                              122,871               --              --              --            122,871
                                                    -----------      -----------     -----------     -----------        -----------
                                                      1,579,617           51,963              --              --          1,631,580
                                                    -----------      -----------     -----------     -----------        -----------

Costs and expenses:
     Cost of sales - propane                            822,830           48,852         (15,751)             --            855,931
     Cost of sales - other                               50,397               --              --              --             50,397
     Operating and administrative expenses              483,484            4,438          15,751              --            503,673
     Depreciation and amortization                       71,611            5,991              --          (4,762)(21)        72,840
     Equity investee loss                                   663               --              --              --                663
     Other income, net                                   (9,009)              --              --              --             (9,009)
                                                    -----------      -----------     -----------     -----------        -----------
                                                      1,419,976           59,281              --          (4,762)         1,474,495
                                                    -----------      -----------     -----------     -----------        -----------

     Operating income (loss)                            159,641           (7,318)             --           4,762            157,085
     Loss on extinguishment of debt                      (3,023)              --              --              --             (3,023)
                                                    -----------      -----------     -----------     -----------        -----------
     Income (loss) before interest expense,
         minority interests and income taxes            156,618           (7,318)             --           4,762            154,062
     Interest expense                                   (87,349)          (1,630)             --           1,630 (22)       (87,349)
                                                    -----------      -----------     -----------     -----------        -----------
     Income (loss) before income taxes                   69,269           (8,948)             --           6,392             66,713
     Reorganization expenses                                 --                           (7,288)          7,288 (23)            --
     Income tax benefit                                     213               --              --              --                213
     Minority interests                                  (1,183)              --              --            (138)(24)        (1,321)
                                                    -----------      -----------     -----------     -----------        -----------
     Income (loss) from continuing operations       $    68,299      $   (16,236)    $        --     $    13,542        $    65,605
                                                    ===========      ===========     ===========     ===========        ===========

     General Partner's interest in income
         from continuing operations                 $       683                                                         $       656
                                                    ===========                                                         ===========
     Limited partners' interest in income
         from continuing operations                 $    67,616                                                         $    64,949
                                                    ===========                                                         ===========


     Income per limited partner unit - basic        $      1.38                                                         $      1.33
                                                    ===========                                                         ===========

     Income per limited partner unit - diluted      $      1.38                                                         $      1.33
                                                    ===========                                                         ===========


     Average limited partner units outstanding:
         Basic                                           48,949                                                              48,949
                                                    ===========                                                         ===========
         Diluted                                         49,003                                                              49,003
                                                    ===========                                                         ===========

See accompanying notes to unaudited pro forma condensed combined financial statements.

                             AMERIGAS PARTNERS, L.P.
         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS




The unaudited historical consolidated statement of operations of AmeriGas Partners for the twelve months ended June 30, 2003 is derived from the audited consolidated statement of operations for the year ended September 30, 2002 included in the Form 10-K filed with the SEC by AmeriGas Partners on December 24, 2002 and the unaudited condensed consolidated statements of operations for the nine months ended June 30, 2003 and 2002 included in the Form 10-Q filed with the SEC by AmeriGas Partners on August 14, 2003. The historical consolidated statement of operations for AmeriGas Partners' twelve months ended June 30, 2003 can also be derived by combining the statements of operations for the nine months ended June 30, 2003 and the three months ended September 30, 2002 as follows:

                                                       Nine              Three              Twelve
                                                      Months             Months             Months
                                                      Ended              Ended              Ended
                                                     June 30,        September 30,         June 30,
                                                       2003               2002               2003
                                                   -----------        -----------        -----------
Revenues:
    Propane                                        $ 1,263,423        $   193,323        $ 1,456,746
    Other                                               94,290             28,581            122,871
                                                   -----------        -----------        -----------
                                                     1,357,713            221,904          1,579,617
                                                   -----------        -----------        -----------

Costs and expenses:
    Cost of sales - propane                            723,258             99,572            822,830
    Cost of sales - other                               38,716             11,681             50,397
    Operating and administrative expenses              374,005            109,479            483,484
    Depreciation and amortization                       54,813             16,798             71,611
    Equity investee loss                                   493                170                663
    Other income, net                                   (7,066)            (1,943)            (9,009)
                                                   -----------        -----------        -----------
                                                     1,184,219            235,757          1,419,976
                                                   -----------        -----------        -----------

    Operating income (loss)                            173,494            (13,853)           159,641
    Loss on extinguishment of debt                      (3,023)                --             (3,023)
                                                   -----------        -----------        -----------
    Income (loss) before interest expense,
        minority interests and income taxes            170,471            (13,853)           156,618
    Interest expense                                   (66,051)           (21,298)           (87,349)
                                                   -----------        -----------        -----------
    Income (loss) before income taxes                  104,420            (35,151)            69,269
    Reorganization expenses                                 --                 --                 --
    Income tax  benefit (expense)                          405               (192)               213
    Minority interests                                  (1,451)               268             (1,183)
                                                   -----------        -----------        -----------
    Income (loss) from continuing operations       $   103,374        $   (35,075)       $    68,299
                                                   ===========        ===========        ===========



The historical condensed consolidated balance sheet of AmeriGas Partners as of June 30, 2003, is derived from the condensed consolidated balance sheet included in the Form 10-Q filed by AmeriGas Partners on August 14, 2003, with the SEC. The historical consolidated financial statements of AmeriGas Partners include all adjustments that are considered necessary for a fair presentation of the results for the year presented. Such adjustments consisted only of normal recurring items unless otherwise disclosed. The historical combined financial statements of Horizon as of and for the year ended June 30, 2003 are derived from Horizon's Predecessor's audited financial statements included in this Current Report.

                             AMERIGAS PARTNERS, L.P.
         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


You should read the Unaudited Pro Forma Condensed Combined Financial Statements along with AmeriGas Partners' consolidated financial statements and accompanying notes included in its prior SEC filings and with Horizon's Predecessor's audited financial statements and accompanying notes included in this Current Report.

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS
                             (Thousands of dollars)


1. On October 1, 2003, AmeriGas Partners, through its subsidiary AmeriGas OLP, acquired substantially all of the retail propane distribution assets and business of Horizon Propane, LLC ("Horizon") for $31,044 in cash, pursuant to the terms of the Asset Purchase Agreement. In addition, AmeriGas OLP agreed to pay Horizon for the amount of working capital, as defined, in excess of $2,600.

      The purchase price for Horizon and its allocation to assets acquired and liabilities assumed in the Unaudited Combined Pro Forma Balance Sheet at June 30, 2003, are as follows:

      Purchase price:

      Cash payment to Horizon pursuant to the Asset Purchase Agreement       $(31,044)
      Payment for estimated net working capital in excess of $2,600              (625)
                                                                             --------
      Total purchase price                                                   $(31,669)
                                                                             ========

      The preliminary allocation of the purchase price based upon estimated fair values is as follows:

      Working capital                                                         $ 3,225
      Property, plant and equipment                                            23,004
      Goodwill                                                                  2,340
      Customer relationships                                                    3,100
                                                                              -------
                                                                              $31,669
                                                                              =======

      The Unaudited Pro Forma Condensed Combined Financial Statements do not give effect to any potential cost savings from operational synergies and productivity improvements expected to result from the acquisition. The Unaudited Pro Forma Condensed Combined Financial Statements are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed as of the dates indicated, nor are they necessarily indicative of future operating results or financial position. The purchase accounting adjustments made in connection with the Pro Forma Condensed Combined Financial Statements are preliminary and have been made solely for purposes of developing the pro forma financial information.

2. These columns represent the historical financial position and results of operations of AmeriGas Partners and Horizon's predecessor, the Integrated Propane Business of WHM Emprises, Inc., a debtor-in-possession ("Horizon's Predecessor"). AmeriGas Partners' unaudited balance sheet was derived from the unaudited condensed consolidated balance sheet included in AmeriGas Partners' Report on Form 10-Q for the quarterly period ended June 30, 2003, filed with the SEC on August 14, 2003. Horizon's Predecessor's combined balance sheet was derived from the audited combined financial statements as of and for the year ended June 30, 2003 included in this Current Report. The unaudited historical consolidated statement of operations of AmeriGas Partners for the twelve

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS
                             (Thousands of dollars)


      months ended June 30, 2003 is derived from the audited consolidated statement of operations for the year ended September 30, 2002 included in the Form 10-K filed with the SEC by AmeriGas Partners on December 24, 2002 and the unaudited consolidated statements of operations for the nine months ended June 30, 2003 and 2002 included in the Form 10-Q filed with the SEC by AmeriGas Partners on August 14, 2003. Horizon's Predecessor's combined statement of operations was derived from the audited combined financial statements included in this Current Report.

3. Reflects reclassifications of amounts included in Horizon's Predecessor's balance sheet to conform to AmeriGas Partners' balance sheet presentation. Amounts included in Liabilities subject to compromise on Horizon's Predecessor's balance sheet were reclassified as follows:

      Accounts payable - trade                                                         $12,335
      Accounts payable - related parties                                                 2,794
      Long-term debt                                                                    74,113
      Other noncurrent liabilities                                                       6,799
                                                                                       -------
                                                                                       $96,041
                                                                                       =======

      Amounts included in other current liabilities on Horizon's Predecessor's balance sheet for customer deposits and accrued interest of $898 and $1,016, respectively, were reclassified to conform to AmeriGas Partners' balance sheet presentation.

4.    Reflects pro forma adjustments to cash and cash equivalents as follows:

      Cash retained by Horizon                                                        $    (91)
      Cash payment to Horizon pursuant to the Asset Purchase Agreement                 (31,044)
      Payment for estimated net working capital in excess of $2,600                       (625)
                                                                                      --------
                                                                                      $(31,760)
                                                                                      ========

5. Reflects pro forma adjustment to record accounts receivable acquired at fair value.

6. Reflects pro forma adjustments to record inventories acquired at fair value.

7. Reflects pro forma adjustment to eliminate prepaid expenses and other current assets of Horizon not acquired.

8. Reflects pro forma adjustments to record property, plant and equipment acquired at fair value as follows:

      To record fair value of Horizon's property, plant and equipment                 $ 23,004
      Eliminate historical cost of net property, plant and equipment of Horizon        (15,043)
                                                                                      --------
                                                                                      $  7,961
                                                                                      ========

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS
                             (Thousands of dollars)



9. Reflects pro forma adjustment to record goodwill for the excess of the purchase price over the fair value of net assets acquired.

10. Reflects pro forma adjustment to record the allocation of a portion of the purchase price to the fair value of intangible customer relationships acquired (estimated useful life of 15 years).

11. Reflects pro forma adjustment to eliminate other assets not acquired in the acquisition.

12. Reflects pro forma adjustment to eliminate debt not assumed in the acquisition.

13. Reflects pro forma adjustments to eliminate liabilities not assumed and to record the fair value of liabilities assumed as follows:

      To eliminate accounts payable not assumed                                                 $ (6,699)
      To eliminate accounts payable subject to compromise                                        (12,335)
      To record fair value of accounts payable assumed                                                52
                                                                                                --------
                                                                                                $(18,982)
                                                                                                ========

14.   Reflects pro forma adjustment to eliminate liabilities not assumed.

15. Reflects pro forma adjustment to record customer deposits assumed in the acquisition.

16. Reflects pro forma adjustment to eliminate liabilities not assumed in the acquisition.

17. Reflects pro forma adjustment to eliminate long-term debt not assumed in the acquisition.

18. Reflects pro forma adjustment to eliminate other noncurrent liabilities not assumed in the acquisition.

19.   To eliminate stockholder's equity of Horizon.

20. Reflects reclassifications of amounts included on Horizon's Predecessor's statement of operations to conform to AmeriGas Partners' income statement presentation.

21. Reflects pro forma adjustment to depreciation and amortization expense as follows:

      Eliminate historical depreciation expense of Horizon                                       $(5,991)

      Depreciation expense reflecting preliminary allocation of purchase price:
      Depreciation expense on allocated property, plant and equipment                              1,022
      Amortization expense on customer relationship intangible asset (15 year useful life)           207
                                                                                                 -------
                                                                                                 $(4,762)
                                                                                                 =======

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS
                             (Thousands of dollars)



22. Reflects pro forma adjustment to eliminate interest expense on Horizon's debt not assumed.

23. Reflects pro forma adjustment to eliminate reorganization expenses incurred by Horizon's Predecessor as a direct result of the bankruptcy filing.

24. To adjust minority interest to reflect the impact of the pro forma adjustments on minority unitholders' equity in results of operations.